UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 2, 2005
                                                         -----------




                         PUBLIX SUPER MARKETS, INC.
           ----------------------------------------------------
          (Exact name of Registrant as specified in its charter)




          Florida                            0-981             59-0324412
-------------------------------           -----------       ------------------
(State or other jurisdiction of           (Commission       (I.R.S. Employer
incorporation)                            File Number)      Identification No.)


     3300 Publix Corporate Parkway
     Lakeland, Florida                                33811
     ---------------------------------------        ---------
     (Address of principal executive offices)       (Zip Code)


                                 (863) 688-1188
                ---------------------------------------------------
                (Registrant's Telephone Number, Including Area Code)



 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




                                Page 1 of 2 pages

Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

     On May 2, 2005, Publix Super Markets, Inc. issued a press release to report its first quarter 2005 results and stock price effective May 1, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

     The foregoing information, including Exhibit 99.1, is being furnished under
Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

      (c).  Exhibits

      99.1. Press Release dated May 2, 2005



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            PUBLIX SUPER MARKETS, INC.



Dated: May 4, 2005          By: /s/ David P. Phillips
                            ------------------------------------------
                            David P. Phillips, Chief Financial Officer
                            and Treasurer (Principal Financial and
                            Accounting Officer)



                                Page 2 of 2 pages

Exhibit Index
-------------


Exhibit 99.1.  Press Release dated May 2, 2005